UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2014

MILLER INCOME

OPPORTUNITY TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s objective is to provide a high level of income while maintaining the potential for growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Miller Income Opportunity Trust since the Fund’s inception date on February 28, 2014 through September 30, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

II	Miller Income Opportunity Trust

Investment commentary

The Baltimore Orioles in 2014 had a year that few expected. A roster of lesser-known players stepped up to overcome a few season-ending injuries, and it seemed like there was a different hero every night. Manager Buck Showalter used the phrase “I like our guys” so often in response to questions about his roster that the organization printed it on T-shirts for a fan giveaway. Despite a disappointing third quarter for the Miller Income Opportunity Trust, we feel the same way about the Fund’s holdings. The Fund performed well in the second quarter, but in the third quarter, the Miller Income Opportunity Trust – Class C shares lost -3.73%, underperforming both the S&P 500 Index’si 1.13% return as well as the BofA Merrill Lynch U.S. High-Yield Master II Index’sii -1.92% loss. While we generally take a long-term approach to our positions, it is nonetheless frustrating to underperform over any time period.

As the Fund’s primary goal is to generate a high level of income, we think it’s useful to take a close look at the characteristics and changes in cash received from the Fund’s holdings. Changes in a company’s dividend policy often provide a tangible reflection of management’s confidence in the business. One might expect dividend cuts and a lower amount of cash received from the Fund’s holdings in light of a falling Fund net asset value that underperformed unmanaged indices. However, the Fund saw exactly the opposite in the third quarter. Thirteen of the holdings as of September 30 increased their dividends or initiated a payout during the quarter compared to four that reduced their payouts. Of these four sequential “reductions,” three came from alternative investment managers, whose distributions bounce around unpredictably with portfolio company exits and tend to provide little insight into future distributions. Excluding these companies, there were twelve increases or initiations against one reduction. The aggregate cash received by the fund on a per-share basis was significantly higher in the third quarter than it was in the second quarter.

So, while the price action within the Fund was disappointing in the third quarter, we are optimistic given the new information and higher cash flows declared by the Fund’s holdings during the quarter. Much of the performance appeared disconnected from these cash flows and more tied to the broad sell-off in small-cap value. The Russell 2000 Value Indexiii lost -8.6% in the third quarter, and roughly two-thirds of the Fund is in equities with a market capitalization of $5B or less. Still, in the words of Buck Showalter, we “like our guys” even more at these prices than we did entering the quarter. We will continue to be among the largest investors in the Fund for the duration of our tenure and welcome any questions or comments.

Bill Miller, CFA

Portfolio Manager

LMM, LLC

October 21, 2014

Discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security.

Portfolio holdings and breakdowns are as of September 30, 2014 and are subject to change

Miller Income Opportunity Trust	III

Investment commentary (cont’d)

and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: New Media Investment Group Inc. (4.6%), Starwood Property Trust Inc. (3.1%), NorthStar Realty Finance Corp. (2.7%), Home Loan Servicing Solutions Ltd. (2.4%), Apollo Global Management LLC, Class A Shares (2.2%), Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Assured Guaranty, 5.125%, due 7/1/47 (2.2%), OCI Partners LP (2.2%), Pennymac Mortgage Investment Trust (1.9%), Altisource Residential Corp. (1.8%) and Apple Inc. (1.8%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2014 were: Common Stocks (75.6%), Investments in Underlying Funds (8.6%), Master Limited Partnerships (3.5%), Municipal Bonds (3.2%) and Corporate Bonds & Notes (2.7%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

iii

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

IV	Miller Income Opportunity Trust

Fund overview

Q. What is the Fund’s investment strategy?

A. Thank you for your interest in the Miller Income Opportunity Trust. We launched the strategy with the goal of investing in undervalued securities paying out a high level of income. We currently think about the high- yield universe’s yield-to-worst as our cost of capital, so we look to own securities that we believe can compound at a rate significantly above that. The strategy is flexible, meaning we can buy almost any type of security anywhere in the world, which allows us to hunt for attractive risk-adjusted, yields across the globe and at all levels of the capital structure. We believe the Fund’s strategy offers shareholders the potential to capture both a compelling income stream as well as some capital appreciation as holdings approach our estimate of fair value.

There are strong empirical precedents for this investment approach. High-yield bonds, which offer a high level of income, have provided equity-like returns with lower levels of volatility over the past twenty-five years.1 Furthermore, the highest-yielding stocks have compounded at meaningfully higher rates than the market with only marginally more volatility, having delivered some of the best risk-adjusted returns in the equity universe since 1928.2 Indeed, we believe the very nature of income-generating equities serves to reduce observed volatility, as cash that is distributed to shareholders limits uncertainty around incremental returns on invested capital. We also think that high income payouts, whether in the form of contractual interest payments or an implicit dividend commitment, impose a level of capital spending discipline that otherwise might not exist. Our ability to invest with minimal constraints should allow us to generate an income stream with less index correlation and volatility than many other benchmark- centric funds.

We strongly believe in this strategy, which is why we are the largest shareholders and will continue to have a significant portion of our capital in the Fund for the duration of our tenure.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The S&P 500 Indexi generated a 7.32% total return during the seven months ended September 30, 2014 while the Bofa Merrill Lynch U.S. High Yield Master II Indexii returned 0.83%. Unlike these two indices, which both generated a positive return, the Russell 2000 Indexiii lost -6.11%. The U.S. ten-year government bond benchmark yield declined from 2.65% on February 28, 2014 to 2.49% on September 30, 2014, as investors favored the perceived safety of U.S. government debt in the face of a volatile macroeconomic outlook.

Q. How did we respond to these changing market conditions?

A. During the period, the Fund initiated thirty-seven new positions while liquidating twelve positions and receiving repayment for four bonds. The Fund also saw one company spin-off an entity, resulting in a net

[1]	Based on observed annualized returns and standard deviation of the BofA ML HY II index between 1987 and 2013, inclusive.

[2]	Based on observed annualized returns of highest-yielding 30% of equity market and standard deviation of group’s excess returns over market between 1928 and 2013, inclusive.

Miller Income Opportunity Trust 2014 Annual Report	1

Fund overview (cont’d)

increase of twenty-two positions. Beginning on March 3, 2014, we increased the Fund’s allocation to equities from 81.04% of assets to 89.22% of assets, as we believe that equities represent an even more compelling income and total return opportunity over the long term, when compared to bonds.

Performance review

For the seven-month period from February 28, 2014 through September 30, 2014, Class A shares of Miller Income Opportunity Trust, excluding sales charges, returned 1.39%. The Fund’s unmanaged benchmarks, the BofA Merrill Lynch U.S. High Yield Master II Index and S&P 500 Index, returned 0.83% and 7.32%, respectively, for the same period. The Lipper Global Flexible Portfolio Funds Category Average1 returned 1.20% over the same time frame.

Performance Snapshot as of September 30, 2014 (unaudited)
(excluding sales charges)	6 months	Since Fund Inception*
Miller Income Opportunity Trust:
Class A	1.80%	1.39%
Class C	1.45%	1.15%
Class FI	1.56%	1.16%
Class I	1.81%	1.40%
Class IS	1.82%	1.41%
S&P 500 Index	6.42%	7.32%
BofA Merrill Lynch U.S. High Yield Master II Index	0.59%	0.83%
Lipper Global Flexible Portfolio Funds Category Average[1]	1.12%	1.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

*The Fund’s inception date is February 28, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 28, 2014, and supplemented on March 28, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 2.27%, 3.02%, 2.27%, 1.97% and 1.87%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the seven-month period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 508 funds in the Fund’s Lipper category, and excluding sales charges.

2	Miller Income Opportunity Trust 2014 Annual Report

expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.25% for Class FI shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Windstream Corp. has been the largest contributor since inception, returning 45.4% through September 30, 2014. Management announced that it plans to separate their business into a telecom operating company and a property REIT by the beginning of 2015. Investors applauded the tax efficiencies and additional cash flow flexibility that the transaction should create. Apple was the second largest contributor since inception, as its 7-for-1 stock split went into effect on June 9th and its new iPhone 6 and 6 Plus hit stores in September. Since February 28, 2014, Apple has returned 35.4% while also increasing its buyback authorization to $90B from the prior $60B and raising the dividend by 8% to $3.29/share. New Media Investment Group returned 17.6% fiscal year-to-date since February 28, 2014, making it the third largest contributor to the Fund. The local newspaper company announced its first quarterly dividend of $0.27, roughly half of free cash flow. The company also completed three acquisitions over the period totaling $61.3M and raised over $100M of equity to finance new acquisitions, as the company continues to find papers for sale at what we believe to be attractive prices.

Q. What were the leading detractors from performance?

A. Asset managers were among the worst performers year to date, with Apollo Global Management down -21.9% and Och-Ziff Capital Management Group off -17.9% since February 28, 2014. Investors worried whether a soft economic environment might weigh on portfolio company fundamentals and the firms’ ability to continue monetizing gains at attractive prices, which might cause a drop in cash distributions to shareholders. MVC Capital Inc. declined 24.3% as softening demand in Europe hurt the value of its portfolio holdings there.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated thirty-seven new positions since February 28, 2014 while liquidating twelve holdings. We received full payment from another four positions that were bonds that either matured or were called. In addition, the Fund saw one company spin-off an entity, resulting in a net increase of twenty-two positions, bringing the Fund’s total positions to eighty-seven. The Fund’s top ten holdings were 24.9% of the portfolio.

The Fund was once again most active in the Financials sector, with significant purchases including Home Loan Servicing Solutions,

Miller Income Opportunity Trust 2014 Annual Report	3

Fund overview (cont’d)

Altisource Residential Corp., and Apollo Investment Corporation. Financial sector liquidations included Armour Residential REIT Inc. and Fifth Street Finance Corp.

Thank you for your investment in Miller Income Opportunity Trust. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

The Miller Income Opportunity Trust Team

LMM, LLC

October 21, 2014

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small- and mid-cap investments. Asset-backed and mortgage-backed securities are subject to additional risks, such as prepayment and extension risks. Investments in MLPs include the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws, and other risks of the MLP and energy sector. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed-income securities involve interest-rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. Risks of high-yield securities include greater price volatility, illiquidity and possibility of default. The Fund is classified as “non-diversified”, meaning it may invest a larger percentage of its assets in a small number of issuers, making it more susceptible to negative events than a diversified fund. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Fund’s prospectus for a more complete discussion of these and others risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2014, and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2014, were New Media Investment Group Inc. (4.6%), Starwood Property Trust Inc. (3.1%), NorthStar Realty Finance Corp. (2.7%), Home Loan Servicing Solutions Ltd. (2.4%), Apollo Global Management LLC, Class A Shares (2.2%), Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Assured Guaranty, 5.125%, due 7/1/47 (2.2%), OCI Partners LP (2.2%), Pennymac Mortgage Investment Trust (1.9%), Altisource Residential Corp. (1.8%) and Apple Inc. (1.8%). Please refer to pages 12 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or

4	Miller Income Opportunity Trust 2014 Annual Report

investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2014 were: Common Stocks (75.6%), Investment in Underlying Funds (8.6%), Master Limited Partnerships (3.5%), Municipal Bonds (3.2%) and Corporate Bonds & Notes (2.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

iii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Miller Income Opportunity Trust 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Miller Income Opportunity Trust 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2014 and held for the six months ended September 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.80%	$1,000.00	$1,018.00	0.88%	$4.45	Class A	5.00%	$1,000.00	$1,020.66	0.88%	$4.46
Class C	1.45	1,000.00	1,014.50	1.58	7.98	Class C	5.00	1,000.00	1,017.15	1.58	7.99
Class FI	1.56	1,000.00	1,015.60	1.30	6.57	Class FI	5.00	1,000.00	1,018.55	1.30	6.58
Class I	1.81	1,000.00	1,018.10	0.85	4.30	Class I	5.00	1,000.00	1,020.81	0.85	4.31
Class IS	1.82	1,000.00	1,018.20	0.85	4.30	Class IS	5.00	1,000.00	1,020.81	0.85	4.31

Miller Income Opportunity Trust 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	Miller Income Opportunity Trust 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class FI†	Class I†	Class IS†
Inception* through 9/30/14	1.39%	1.15%	1.16%	1.40%	1.41%

With sales charges[2]	Class A†	Class C†	Class FI†	Class I†	Class IS†
Inception* through 9/30/14	-4.44%	0.16%	1.16%	1.40%	1.41%

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/28/14 through 9/30/14)	1.39%
Class C (Inception date of 2/28/14 through 9/30/14)	1.15
Class FI (Inception date of 2/28/14 through 9/30/14)	1.16
Class I (Inception date of 2/28/14 through 9/30/14)	1.40
Class IS (Inception date of 2/28/14 through 9/30/14)	1.41

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is February 28, 2014.

Miller Income Opportunity Trust 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Miller Income Opportunity Trust vs. BofA Merrill Lynch U.S. High Yield Master II Index and S&P 500 Index† — February 28, 2014 - September 2014

Value of $1,000,000 invested in

Class I and IS Shares of Miller Income Opportunity Trust vs. BofA Merrill Lynch U.S. High Yield Master II Index and S&P 500 Index† — February 28, 2014 - September 2014

10	Miller Income Opportunity Trust 2014 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Miller Income Opportunity Trust on February 28, 2014 (inception date), assuming the deduction of the maximum sales charge of 5.75% at the time of investment for Class A shares and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment, and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2014. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the BofA Merrill Lynch U.S. High Yield Master II Index and S&P 500 Index. The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Indices are unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Miller Income Opportunity Trust 2014 Annual Report	11

Schedule of investments

September 30, 2014

Miller Income Opportunity Trust

Security	Shares	Value
Common Stocks — 75.6%
Consumer Discretionary — 11.4%
Automobiles — 0.8%
General Motors Co.	26,800	$855,992
Diversified Consumer Services — 2.1%
Collectors Universe Inc.	26,500	583,000
StoneMor Partners LP	60,000	1,547,400
Total Diversified Consumer Services		2,130,400
Hotels, Restaurants & Leisure — 2.1%
DineEquity Inc.	14,000	1,142,260
McDonald’s Corp.	10,900	1,033,429
Total Hotels, Restaurants & Leisure		2,175,689
Media — 5.1%
National CineMedia Inc.	36,200	525,262
New Media Investment Group Inc.	283,200	4,709,616
Total Media		5,234,878
Specialty Retail — 1.3%
GameStop Corp., Class A Shares	32,900	1,355,480
Total Consumer Discretionary		11,752,439
Consumer Staples — 1.8%
Personal Products — 0.8%
Herbalife Ltd.	17,900	783,125
Tobacco — 1.0%
Philip Morris International Inc.	12,700	1,059,180
Total Consumer Staples		1,842,305
Energy — 5.5%
Energy Equipment & Services — 2.9%
BW Offshore Ltd.	1,300,000	1,626,833
Nordic American Offshore Ltd.	80,000	1,409,600	*
Total Energy Equipment & Services		3,036,433
Oil, Gas & Consumable Fuels — 2.6%
Gazprom OAO, ADR	116,400	812,472
HollyFrontier Corp.	15,800	690,144
LinnCo LLC	40,400	1,169,580
Total Oil, Gas & Consumable Fuels		2,672,196
Total Energy		5,708,629
Financials — 36.9%
Banks — 1.0%
Banco Santander SA, Sponsored ADR	102,800	976,600

See Notes to Financial Statements.

12	Miller Income Opportunity Trust 2014 Annual Report

Miller Income Opportunity Trust

Security	Shares	Value
Capital Markets — 9.6%
Apollo Global Management LLC, Class A Shares	95,000	$2,264,800
BGC Partners Inc., Class A Shares	196,400	1,459,252
Ellington Financial LLC	49,000	1,088,780
Fortress Investment Group LLC, Class A Shares	201,400	1,385,632
KKR & Co. LP	63,500	1,416,050
NorthStar Asset Management Group Inc.	17,500	322,350	*
Oaktree Capital Group LLC	15,200	776,720
Och-Ziff Capital Management Group LLC	118,100	1,264,851
Total Capital Markets		9,978,435
Diversified Financial Services — 1.5%
Compass Diversified Holdings	90,000	1,575,900
Insurance — 2.8%
Blue Capital Reinsurance Holdings Ltd.	25,100	444,019
HCI Group Inc.	33,000	1,187,670
Validus Holdings Ltd.	32,600	1,275,964
Total Insurance		2,907,653
Real Estate Investment Trusts (REITs) — 19.6%
Altisource Residential Corp.	77,000	1,848,000
American Capital Agency Corp.	57,700	1,226,125
American Capital Mortgage Investment Corp.	25,000	470,500
Annaly Capital Management Inc.	58,100	620,508
Capstead Mortgage Corp.	105,000	1,285,200
Chimera Investment Corp.	400,400	1,217,216
CYS Investments Inc.	124,700	1,027,528
Ellington Residential Mortgage REIT	89,875	1,455,076
Hatteras Financial Corp.	23,300	418,468
New Residential Investment Corp.	87,500	510,125
Newcastle Investment Corp.	71,933	912,114
NorthStar Realty Finance Corp.	157,900	2,790,093
Pennymac Mortgage Investment Trust	90,500	1,939,415
Redwood Trust Inc.	40,800	676,464
Resource Capital Corp.	150,600	733,422
Starwood Property Trust Inc.	145,200	3,188,592
Total Real Estate Investment Trusts (REITs)		20,318,846
Thrifts & Mortgage Finance — 2.4%
Home Loan Servicing Solutions Ltd.	115,000	2,436,850
Total Financials		38,194,284

See Notes to Financial Statements.

Miller Income Opportunity Trust 2014 Annual Report	13

Schedule of investments (cont’d)

September 30, 2014

Miller Income Opportunity Trust

Security	Shares	Value
Industrials — 5.1%
Commercial Services & Supplies — 3.3%
Covanta Holding Corp.	70,000	$1,485,400
Pitney Bowes Inc.	26,100	652,239
Quad Graphics Inc.	29,100	560,175
R.R. Donnelley & Sons Co.	44,300	729,178
Total Commercial Services & Supplies		3,426,992
Industrial Conglomerates — 0.9%
General Electric Co.	35,000	896,700
Trading Companies & Distributors — 0.9%
TAL International Group Inc.	23,400	965,250	*
Total Industrials		5,288,942
Information Technology — 6.6%
Communications Equipment — 2.3%
Cisco Systems Inc.	44,300	1,115,031
QUALCOMM Inc.	16,500	1,233,705
Total Communications Equipment		2,348,736
IT Services — 1.5%
QIWI PLC, ADR	50,800	1,604,772
Technology Hardware, Storage & Peripherals — 2.8%
Apple Inc.	18,200	1,833,650
Seagate Technology PLC	18,700	1,070,949
Total Technology Hardware, Storage & Peripherals		2,904,599
Total Information Technology		6,858,107
Materials — 2.2%
Chemicals — 2.2%
OCI Partners LP	104,300	2,240,364
Telecommunication Services — 4.4%
Diversified Telecommunication Services — 3.5%
CenturyLink Inc.	28,000	1,144,920
Frontier Communications Corp.	99,000	644,490
Windstream Holdings Inc.	169,700	1,829,366
Total Diversified Telecommunication Services		3,618,776
Wireless Telecommunication Services — 0.9%
Mobile Telesystems OJSC	140,000	968,785
Total Telecommunication Services		4,587,561
Utilities — 1.7%
Independent Power and Renewable Electricity Producers — 1.7%
Abengoa Yield PLC	50,000	1,779,000	*
Total Common Stocks (Cost — $78,560,846)		78,251,631

See Notes to Financial Statements.

14	Miller Income Opportunity Trust 2014 Annual Report

Miller Income Opportunity Trust

Security			Shares/Units	Value
Master Limited Partnerships — 3.5%
Diversified Energy Infrastructure — 3.5%
Boardwalk Pipeline Partners LP			39,600	$740,520
Energy Transfer Partners LP			10,200	652,698
Hi-Crush Partners LP			24,000	1,237,440
Rhino Resource Partners LP			81,750	977,730
Total Master Limited Partnerships (Cost — $4,369,973)				3,608,388

			Shares
Investments in Underlying Funds — 8.6%
Financials — 8.6%
Capital Markets — 8.6%
Apollo Investment Corp.			181,400	1,482,038	(a)
Ares Capital Corp.			82,800	1,338,048	(a)
Hercules Technology Growth Capital Inc.			68,600	991,956	(a)
Medley Capital Corp.			32,800	387,368	(a)
MVC Capital Inc.			117,600	1,265,376	(a)
StoneCastle Financial Corp.			26,775	664,288	(a)
Triangle Capital Corp.			57,600	1,458,432	(a)
TriplePoint Venture Growth BDC Corp.			89,900	1,313,439	(a)
Total Investments in Underlying Funds (Cost — $9,667,620)				8,900,945
Preferred Stocks — 2.7%
Financials — 1.9%
Banks — 1.2%
Popular Inc.			27,000	675,000
Webster Financial Corp.			456	588,582
Total Banks				1,263,582
Real Estate Investment Trusts (REITs) — 0.7%
NorthStar Realty Finance Corp.			26,000	655,980
Total Financials				1,919,562
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
Iridium Communications Inc.			2,600	877,994
Total Preferred Stocks (Cost — $2,308,149)				2,797,556

	Rate	Maturity Date	Face Amount
Corporate Bonds & Notes — 2.7%
Consumer Discretionary — 1.3%
Multiline Retail — 1.3%
JC Penney Corp. Inc.	5.750%	2/15/18	$1,425,000	1,332,375
Consumer Staples — 0.4%
Food & Staples Retailing — 0.4%
New Albertson’s Inc., Senior Bonds	7.450%	8/1/29	500,000	455,000

See Notes to Financial Statements.

Miller Income Opportunity Trust 2014 Annual Report	15

Schedule of investments (cont’d)

September 30, 2014

Miller Income Opportunity Trust

Security	Rate	Maturity Date	Face Amount	Value
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
Arch Coal Inc., Senior Notes	9.875%	6/15/19	$1,000,000	$580,000
Industrials — 0.4%
Airlines — 0.4%
US Airways, Pass-Through Trust, Pass-Through Certificates, Secured Bonds	7.960%	1/20/18	106,099	106,364
US Airways, Pass-Through Trust, Pass-Through Certificates, Secured Bonds	8.390%	3/1/22	322,673	367,848
Total Industrials				474,212
Total Corporate Bonds & Notes (Cost — $2,883,223)				2,841,587
Convertible Bonds & Notes — 0.8%
Telecommunication Services — 0.8%
Diversified Telecommunication Services — 0.8%
Alaska Communications Systems Group Inc., Subordinated Bonds (Cost — $813,882)	6.250%	5/1/18	1,000,000	800,000
Municipal Bonds — 3.2%
Puerto Rico — 3.2%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Assured Guaranty	5.125%	7/1/47	2,290,000	2,259,383
Puerto Rico Highways & Transportation Authority Revenue	5.250%	7/1/36	1,065,000	1,052,667
Total Municipal Bonds (Cost — $3,020,343)				3,312,050
Senior Loans — 0.5%
Consumer Discretionary — 0.5%
Media — 0.5%
SuperMedia Inc., Term Loan B (Cost — $611,211)	—	12/30/16	663,397	542,879	(b)(c)
Total Investments — 97.6% (Cost — $102,235,247#)				101,055,036
Other Assets in Excess of Liabilities — 2.4%				2,449,416
Total Net Assets — 100.0%				$103,504,452

*	Non-income producing security.

(a)	Security is a business development company (See Note 1).

(b)	All or a portion of this loan is unfunded as of September 30, 2014. The interest rate for fully unfunded term loans is to be determined.

(c)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is $101,816,676.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

16	Miller Income Opportunity Trust 2014 Annual Report

Statement of assets and liabilities

September 30, 2014

Assets:
Investments, at value (Cost — $102,235,247)	$101,055,036
Cash	1,595,252
Dividends and interest receivable	671,385
Receivable for Fund shares sold	529,997
Deferred offering costs	79,066
Prepaid expenses	23,005
Total Assets	103,953,741

Liabilities:
Payable for Fund shares repurchased	266,413
Distributions payable	84,851
Investment management fee payable	43,117
Service and/or distribution fees payable	17,853
Trustees’ fees payable	984
Accrued expenses	36,071
Total Liabilities	449,289
Total Net Assets	$103,504,452

Net Assets:
Par value (Note 7)	$105
Paid-in capital in excess of par value	105,639,720
Overdistributed net investment income	(113,416)
Accumulated net realized loss on investments and foreign currency transactions	(841,746)
Net unrealized depreciation on investments	(1,180,211)
Total Net Assets	$103,504,452

Shares Outstanding:
Class A	1,670,866
Class C	1,791,438
Class FI	1,024
Class I	2,524,494
Class IS	4,483,652

Net Asset Value:
Class A (and redemption price)	$9.89
Class C*	$9.89
Class FI (and redemption price)	$9.88
Class I (and redemption price)	$9.88
Class IS (and redemption price)	$9.88
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.49

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Miller Income Opportunity Trust 2014 Annual Report	17

Statement of operations

For the Period Ended September 30, 2014†

Investment Income:
Dividends from unaffiliated investments	$3,189,593
Dividends from affiliated investments	10,290
Return of capital (Note 1(h))	(465,298)
Net dividends and distributions	2,734,585
Interest	373,543
Less: Foreign taxes withheld	(28,385)
Total Investment Income	3,079,743

Expenses:
Investment management fee (Note 2)	313,014
Offering costs	79,964
Service and/or distribution fees (Notes 2 and 5)	71,615
Organization expenses	57,080
Legal fees	33,672
Shareholder reports	23,000
Audit and tax fees	20,202
Fund accounting fees	11,228
Transfer agent fees (Note 5)	7,943
Registration fees	5,028
Trustees’ fees	3,644
Custody fees	1,518
Insurance	178
Miscellaneous expenses	6,386
Total Expenses	634,472
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(219,381)
Net Expenses	415,091
Net Investment Income	2,664,652

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Unaffiliated investment transactions	(1,255,301)
Affiliated investment transactions	(57,272)
REIT distributions	52,254
Foreign currency transactions	(16,695)
Net Realized Loss	(1,277,014)
Change in Net Unrealized Appreciation (Depreciation) on Investments	(1,097,408)
Net Loss on Investments and Foreign Currency Transactions	(2,374,422)
Increase in Net Assets from Operations	$290,230

†	For the period February 28, 2014 (inception date) to September 30, 2014.

See Notes to Financial Statements.

18	Miller Income Opportunity Trust 2014 Annual Report

Statement of changes in net assets

For the Period Ended September 30,	2014†

Operations:
Net investment income	$2,664,652
Net realized loss	(1,277,014)
Change in net unrealized appreciation (depreciation)	(1,097,408)
Increase in Net Assets From Operations	290,230

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,437,014)
Decrease in Net Assets From Distributions to Shareholders	(2,437,014)

Fund Share Transactions (Note 7):
In-kind capital contribution (Note 8)	43,687,391
Net proceeds from sale of shares	60,783,528
Reinvestment of distributions	2,312,324
Cost of shares repurchased	(1,132,007)
Increase in Net Assets From Fund Share Transactions	105,651,236
Increase in Net Assets	103,504,452

Net Assets:
Beginning of period	—
End of period*	$103,504,452
*Includesoverdistributed net investment income of:	$(113,416)

†	For the period February 28, 2014 (inception date) to September 30, 2014.

See Notes to Financial Statements.

Miller Income Opportunity Trust 2014 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.35
Net realized and unrealized loss	(0.21)
Total income from operations	0.14

Less distributions from:
Net investment income	(0.25)
Total distributions	(0.25)

Net asset value, end of period	$9.89
Total return[3]	1.39%

Net assets, end of period (000s)	$16,531

Ratios to average net assets:
Gross expenses[4]	1.38%
Net expenses[4,5,6,7]	0.85
Net investment income[4]	5.91

Portfolio turnover rate[8]	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2014 (inception date) to September 30, 2014.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes the value of portfolio securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

20	Miller Income Opportunity Trust 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.31
Net realized and unrealized loss	(0.19)
Total income from operations	0.12

Less distributions from:
Net investment income	(0.23)
Total distributions	(0.23)

Net asset value, end of period	$9.89
Total return[3]	1.15%

Net assets, end of period (000s)	$17,721

Ratios to average net assets:
Gross expenses[4]	2.09%
Net expenses[4,5,6,7]	1.56
Net investment income[4]	5.23

Portfolio turnover rate[8]	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2014 (inception date) to September 30, 2014.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes the value of portfolio securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Miller Income Opportunity Trust 2014 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.34
Net realized and unrealized loss	(0.22)
Total income from operations	0.12

Less distributions from:
Net investment income	(0.24)
Total distributions	(0.24)

Net asset value, end of period	$9.88
Total return[3]	1.16%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	1.85%
Net expenses[4,5,6,7]	1.25
Net investment income[4]	5.72

Portfolio turnover rate[8]	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes the value of portfolio securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

22	Miller Income Opportunity Trust 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.35
Net realized and unrealized loss	(0.21)
Total income from operations	0.14

Less distributions from:
Net investment income	(0.26)
Total distributions	(0.26)

Net asset value, end of period	$9.88
Total return[3]	1.40%

Net assets, end of period (000s)	$24,948

Ratios to average net assets:
Gross expenses[4]	1.07%
Net expenses[4,5,6,7]	0.85
Net investment income[4]	5.91

Portfolio turnover rate[8]	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes the value of portfolio securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Miller Income Opportunity Trust 2014 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.36
Net realized and unrealized loss	(0.22)
Total income from operations	0.14

Less distributions from:
Net investment income	(0.26)
Total distributions	(0.26)

Net asset value, end of period	$9.88
Total return[3]	1.41%

Net assets, end of period (000s)	$44,294

Ratios to average net assets:
Gross expenses[4]	1.38%
Net expenses[4,5,6,7]	0.82
Net investment income[4]	6.14

Portfolio turnover rate[8]	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excludes the value of portfolio securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

24	Miller Income Opportunity Trust 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Miller Income Opportunity Trust (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Miller Income Opportunity Trust 2014 Annual Report	25

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Miller Income Opportunity Trust 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Telecommunication services	$3,618,776	$968,785	—	$4,587,561
Other common stocks	73,664,070	—	—	73,664,070
Master limited partnerships	3,608,388	—	—	3,608,388
Investments in underlying funds	8,900,945			8,900,945
Preferred stocks	2,797,556	—	—	2,797,556
Corporate bonds & notes	—	2,841,587	—	2,841,587
Convertible bonds & notes	—	800,000	—	800,000
Municipal bonds	—	3,312,050	—	3,312,050
Senior loans	—	542,879	—	542,879
Total investments	$92,589,735	$8,465,301	—	$101,055,036

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2014, securities valued at $968,785 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

Miller Income Opportunity Trust 2014 Annual Report	27

Notes to financial statements (cont’d)

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining,

28	Miller Income Opportunity Trust 2014 Annual Report

marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Return of capital estimates. Distributions received from the Fund’s investment in MLPs generally are comprised of income and return of capital and the Fund’s investments in REITs generally are comprised of income, realized capital gains and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs and MLPs based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

Miller Income Opportunity Trust 2014 Annual Report	29

Notes to financial statements (cont’d)

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Organization and offering costs. Organization expenses of $57,080, which have been incurred through September 30, 2014, were expensed by the Portfolio. Offering costs of $159,030, which have been incurred through September 30, 2014, have been deferred and will be amortized to expense over the first twelve months of operations on a straight-line basis. As of September 30, 2014, the remaining deferred offering costs were $79,066.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

30	Miller Income Opportunity Trust 2014 Annual Report

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current period, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$94,214	—	$(94,214)
(b)	(435,268)	$435,268	—

(a)	Reclassifications are due to non-deductible offering costs and non-deductible organization costs for tax purposes.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and LMM LLC (“LMM”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). LMM is also an affiliate of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $2.5 billion	0.700%
Next $5 billion	0.675
Over $7.5 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, including the management of cash and short-term instruments.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares will not exceed 1.25%, 2.00%, 1.25%, 0.95% and 0.85%, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the period ended September 30, 2014, fees waived and/or expenses reimbursed amounted to $219,381.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that

Miller Income Opportunity Trust 2014 Annual Report	31

Notes to financial statements (cont’d)

would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended September 30, 2014, LMIS and its affiliates retained sales charges of $68,962 on sales of the Fund’s Class A shares. In addition, for the period ended September 30, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$1,011

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$69,992,262	*
Sales	4,512,666

*	Excludes the value of portfolio securities received as a result of a contribution in-kind, totaling $38,512,120.

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,698,093
Gross unrealized depreciation	(5,459,733)
Net unrealized depreciation	$(761,640)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

32	Miller Income Opportunity Trust 2014 Annual Report

During the period ended September 30, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the each class. Service and distribution fees are accrued daily and paid monthly.

For the period ended September 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees[1]	Transfer Agent Fees[1]
Class A	$13,781	$3,160
Class C	57,819	1,302
Class FI	15	15
Class I	—	959
Class IS	—	2,507
Total	$71,615	$7,943

[1]	For the period February 28, 2014 (inception date) to September 30, 2014.

For the period ended September 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements[1]
Class A	$29,148
Class C	30,458
Class FI	36
Class I	16,736
Class IS	143,003
Total	$219,381

[1]	For the period February 28, 2014 (inception date) to September 30, 2014.

6. Distributions to shareholders by class

Period Ended September 30, 2014[1]
Net Investment Income:
Class A	$358,762
Class C	355,829
Class FI	240
Class I	560,659
Class IS	1,161,524
Total	$2,437,014

[1]	For the period February 28, 2014 (inception date) to September 30, 2014.

Miller Income Opportunity Trust 2014 Annual Report	33

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At September 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended September 30, 2014[1]
	Shares	Amount
Class A
Shares sold	1,697,570	$17,242,694
Shares issued on reinvestment	29,596	297,152
Shares repurchased	(56,300)	(569,404)
Net increase	1,670,866	$16,970,442

Class C
Shares sold	1,796,700	$18,216,305
Shares issued on reinvestment	30,547	306,867
Shares repurchased	(35,809)	(359,724)
Net increase	1,791,438	$18,163,448

Class FI
Shares sold	1,000	$10,000
Shares issued on reinvestment	24	240
Net increase	1,024	$10,240

Class I
Shares sold	2,489,441	$25,314,529
Shares issued on reinvestment	54,519	546,541
Shares repurchased	(19,466)	(198,313)
Net increase	2,524,494	$25,662,757

Class IS
In-kind capital contribution	4,368,739	$43,687,391
Shares sold	—	—
Shares issued on reinvestment	115,376	1,161,524
Shares repurchased	(463)	(4,566)
Net increase	4,483,652	$44,844,349

[1]	For the period February 28, 2014 (inception date) to September 30, 2014.

8. In-kind transfer of securities

On February 28, 2014, the Fund’s Class IS shares received a contribution in-kind of investment securities, cash and other receivables in the amount of $43,687,391. The securities contributed in-kind had net unrealized depreciation of $82,803. This contribution was

34	Miller Income Opportunity Trust 2014 Annual Report

determined to be tax-free under the Internal Revenue Code Section 351 and no gain or loss was realized.

9. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period, or a company which is under common ownership or control. The following transactions were effected in shares of such companies for the period ended September 30, 2014:

	Affiliate Value at 2/28/14[1]	Purchased		Sold		Dividend Income	Affiliate Market Value at 9/30/14	Realized Gain/Loss
		Cost	Shares/Par	Cost	Shares/Par
Western Asset Management Capital Corp.	—	$281,191	15,358	$223,919	15,358	$10,290	—	$(57,272)

[1]	The inception date of this Fund was February 28, 2014.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the period ended September 30, was as follows:

2014
Distributions paid from:
Ordinary Income	$2,437,014

As of September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Deferred capital losses*	$(1,260,317)
Other book/tax temporary differences(a)	(113,416)
Unrealized appreciation (depreciation)(b)	(761,564)
Total accumulated earnings (losses) — net	$(2,135,297)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the treatment of partnership investments.

Miller Income Opportunity Trust 2014 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of Miller Income Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Miller Income Opportunity Trust (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 14, 2014

36	Miller Income Opportunity Trust 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Miller Income Opportunity Trust (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman
Year of birth	1944
Position with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during the past five years	None

Robin J.W. Masters
Year of birth	1955
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during the past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Miller Income Opportunity Trust	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC.

G. Peter O’Brien
Year of birth	1945
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 33 portfolios.
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp.

38	Miller Income Opportunity Trust

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; Lecturer in Organizational Sciences, George Washington University, since 2000; formerly: Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during the past five years	None

Robert M. Tarola
Year of birth	1950
Position with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly: Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during the past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Miller Income Opportunity Trust	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3]
Jennifer W. Murphy
Year of birth	1964
Position(s) with Trust	Trustee and Chair
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years

Executive Vice President and Chief Administrative Officer of Legg Mason, Inc. (since 2013); formerly: Chief Operations

Officer of LMM LLC (1999 to 2013); President and CEO of Legg Mason Capital Management, LLC (“LMCM”) and Manager of LMCM and predecessors (1998 to 2013).

Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Kenneth D. Fuller
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	158
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

40	Miller Income Opportunity Trust

Executive Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Miller Income Opportunity Trust	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Trustees of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Ms. Murphy and Mr. Fuller are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

42	Miller Income Opportunity Trust

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended September 30, 2014:

Record date:	6/26/2014	9/29/2014
Payable date:	6/27/2014	9/30/2014
Ordinary income:
Qualified dividend income for individuals	50.17%	50.17%
Dividends qualifying for the dividends
received deduction for corporations	40.21%	40.21%

Please retain this information for your records.

Miller Income Opportunity Trust	43

Miller Income

Opportunity Trust

Trustees

Kenneth D. Fuller President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

LMM LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Miller Income Opportunity Trust

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Miller Income Opportunity Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Miller Income Opportunity Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX016819 11/14 SR14-2350

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending September 30, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, was $187,820 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements was $0 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) was $75,738 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor was $2,928 in 2014, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees was 100% for 2014; Tax Fees was 100% for 2014; and Other Fees was 100% for 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period was $0 in 2014.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014